Exhibit 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SUPPLEMENTAL AGREEMENT NO. 13

to

Purchase Agreement No. 3219

between

THE BOEING COMPANY

and
AMERICAN AIRLINES, INC.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 13 (SA-13) is made between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing), and AMERICAN AIRLINES, INC, a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3219 dated October 15, 2008, relating to Boeing Model 787 aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified in such Purchase Agreement;
WHEREAS, Customer and Boeing agree to revise Letter Agreement AAL-PA-3219-LA-1302236R1 to incorporate the agreed upon [****] for the Customer’s [****] Aircraft which configuration is described in Exhibit A2(R5); and
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

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1.Table of Contents.
The Table of Contents referencing SA-12 in the footer is deleted in its entirety and is replaced with the new Table of Contents (attached hereto) referencing SA-13 in the footer. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.

2.    Letter Agreements.
Letter Agreement AAL-PA-3219-LA-1302236R1 entitled “[****]” referencing SA-6 in the footer is deleted in its entirety and replaced with the similarly titled Letter Agreement AAL-PA-3219-LA-1302236R2 entitled “[****]” (attached hereto) referencing SA-13 in its footer. Letter Agreement AAL-PA-3219-LA-1302236R2 is hereby made a part of the Purchase Agreement in replacement of its predecessor.

3.    Effect on Purchase Agreement

3.1    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to the tables, exhibits, supplemental exhibits and letter agreements listed in the left column of the below table shall be deemed to refer to the corresponding tables, exhibits, supplemental exhibits and letter agreements listed in the right column of the below table.

Reference	Replacement Reference
Letter Agreement AAL-PA-3219-LA-1302236R1	Letter Agreement AAL-PA-3219-LA-1302236R2

3.2    Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

The rest of this page is left intentionally blank.

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AGREED AND ACCEPTED

August 20, 2019
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP and Treasurer
Title	Title

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TABLE OF CONTENTS

ARTICLES		SA NUMBER
1.	Quantity, Model and Description	SA-3
2.	Delivery Schedule	SA-3
3.	Price	SA-3
4.	Payment	SA-3
5.	Miscellaneous	SA-3
6.	Confidential Treatment

TABLE
~~1.~~	~~Aircraft Information Table – TRENT~~ WITHDRAWN	SA-2
1(R7)	787-9 Aircraft Information Table – GENX
2(R1)	787-8 Aircraft Information Table – GENX ([****] (12) 787-8 Aircraft)	SA-5
3(R1)	787-8 Aircraft Information Table – GENX ([****] Eight (8) 787-8 Aircraft, yielding Twenty (20) 787-8 Aircraft)	SA-5
4	WITHDRAWN	SA-6
5 6(R1)	2018 787-9 Exercised Aircraft Information Table – GENX 2018 787-8 Exercised Aircraft Information Table-GENX	SA-11 SA-12

EXHIBIT
A(R3).	Aircraft Configuration for [****] Aircraft	SA-11
A2(R5)	Aircraft Configuration for [****] Aircraft	SA-12
B(R1).	Aircraft Delivery Requirements and Responsibilities	SA-3
C(R1).	Defined Terms	SA-3

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1(R1).	Buyer Furnished Equipment Variables 787-9	SA-3
BFE2.	Buyer Furnished Equipment Variables 787-8	SA-3
CS1.	787 Customer Support Document
EE1.	[****]
~~EE1~~.	[****] WITHDRAWN	SA-2
EE2.	[****]	SA-4
SLP1.	Service Life Policy Components

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TABLE OF CONTENTS, continued

LETTER AGREEMENTS		SA NUMBER
3219-01	[****]
3219-02	Special Terms – Seats and In-Flight Entertainment
3219-04	[****]
3219-05R1	Spare Parts Commitments	SA-3
3219-06R1	Spare Parts Initial Provisioning	SA-3
~~3219-08R2~~	~~Open Configuration Matters~~ WITHDRAWN	SA-8
~~6-1162-AKP-071R1~~	[****] Terminated per AAL-PA-1977-LA-1105595
~~6-1162-AKP-072R2~~	[****] Terminated per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation
~~6-1162-CLO-1031R1~~	[****] WITHDRAWN	SA-2 SA-3
~~6-1162-CLO-1032R1~~	[****] Terminated	SA-3
6-1162-CLO-1039	[****]
6-1162-CLO-1042	[****]
6-1162-CLO-1043R1	787 Inspection Process	SA-3
6-1162-CLO-1045R1	[****]	SA-2
~~6-1162-CLO-1046~~	~~SA-eE, COTS Software and End User License Matters~~ WITHDRAWN	SA-3
6-1162-CLO-1047R4	[****]	SA-11
~~6-1162-CLO-1048~~	~~Final Matters~~ WITHDRAWN	SA-2
6-1162-CLO-1049R2	CS1 Matters	SA-6
6-1162-TRW-0664R2	Aircraft Purchase Rights and Substitution Rights	SA-11
	~~Attachment A(R2) – MADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment B(R2) – QADP Exercise Dates~~ WITHDRAWN	SA-11
	~~Attachment C(R3) – MADP & QADP Rights Aircraft:  Description/Price Data~~ Attachment C(R4)	SA-11

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TABLE OF CONTENTS, continued

	Attachment D – Form of Purchase Agreement Supplement	SA-11
	Attachment E – Letter Agreements To Be Included In Purchase Agreement Supplement	SA-6
~~6-1162-TRW-0665~~	[****] WITHDRAWN	SA-3
~~6-1162-TRW-0666~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0667R3	[****]	SA-11
6-1162-TRW-0668R1	Special Matters Relating to COTS Software and End User License Agreements	SA-3
6-1162-TRW-0670R1	Miscellaneous Commitments for Model 787 Aircraft	SA-3
~~6-1162-TRW-0671~~	[****] WITHDRAWN	SA-3
6-1162-TRW-0672R1	Promotional Support Agreement	SA-3
6-1162-TRW-0673R1	Confidentiality	SA-3
6-1162-TRW-0674R4	Business Considerations	SA-11
AAL-PA-3219-LA-08836R2	[****]	SA-11
AAL-PA-3219-LA-08837R1	[****]	SA-6
AAL-PA-3219-LA-08838	[****]	SA-3
AAL-LA-1106678	Assignment Matters	SA-3
AAL-PA-3219-LA-1302236R2	[****]	SA-13
AAL-PA-3219-LA-1604503R1	787 [****] Matters	SA-8
AAL-PA-03219-LA-1701988	[****]	SA-10
AAL-PA-03219_LA-1804779	[****]	SA-11
AAL-PA-03219-LA-1802262R1	[****]	SA-12
AAL-PA-03219-LA-1802492	Open Configuration Matters	SA-11

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TABLE OF CONTENTS, continued

ATTACHMENTS
Attachment 1	Schedule for [****] of 787-9 MADP Rights	SA-11
Attachment 2	Schedule for [****] of 787-9 QADP Rights	SA-11
Attachment 3	787-9 Purchase Rights Aircraft [****] Schedule	SA-11

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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
________________________________________________________________________________________________________________________________________________________________

AAL-PA-3219-LA-1302236R2
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[****]

Reference:	Purchase Agreement No. PA-3219 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used in but not otherwise defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has [****] that Boeing [****] in the Aircraft [****] described in Attachment A to this Letter Agreement (collectively referred to as [****]). [****] that Boeing [****] for Customer and that is identified in the Detail Specification for the Aircraft.
Because of the [****] will be required during the [****] of the [****] and manufacture of the Aircraft to [****] at the time of delivery of the Aircraft. To assist Customer, Boeing will [****] as set forth in Attachment B.
1.    Responsibilities.
1.1    Customer will:
1.1.1    provide Customer's [****] to Boeing;
1.1.2    select the [****] from among those identified in the [****] listed in Attachment A to this Letter Agreement;
1.1.3    promptly after selecting the [****] with Boeing in [****] to ensure that [****] meet Customer's and Boeing's [****];
1.1.4    select [****];
1.1.5    [****] on [****] (including [****]), and any other [****] to Customer in its own discretion [****];

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1.1.6    provide [****] part numbers [****] above to Boeing by a [****] date;
1.1.7    [****] and [****] with any required [****]; and
1.1.8    use commercially [****] to include in Customer's [****] a condition [****] and [****] with a Boeing approved [****] agreement. This [****] agreement will set forth the procedures [****], and [****] during the time such [****].
1.1.8.1    Intentionally omitted.
1.2    Boeing will, in a timely manner:
1.2.1    perform the [****] functions stated in Attachment B;
1.2.2    provide [****];
1.2.3    assist [****] and approve such [****];
1.2.4    release [****] on behalf of Customer, and manage such [****];
1.2.5    coordinate the [****];
1.2.6    ensure that at the time of Aircraft delivery, the [****] contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and
1.2.7    prior to or at delivery of the applicable Aircraft, obtain [****] of the Aircraft with the conforming [****] therein including the [****] identified in Section 2.1 of this Letter Agreement.
1.2.8    If necessary, and upon request of Customer, use commercially [****] to assist Customer in causing [****] under the agreements between the Customer and [****] with the objective of delivery of the Aircraft [****] in the Aircraft and certified by the FAA. Any assistance which Boeing provides to Customer under this Section 1.2.8 shall [****] for the purpose of Section 6 below.
2.    Software.
[****] may contain [****] of the following two types:

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2.1    [****]. The [****] required to [****] on the Aircraft is the [****] and is part of the [****].
2.2    [****]. The [****] which is [****] by the Customer to [****] and is not part of the [****].
2.2.1    Customer is solely responsible for specifying Customer's [****] and [****] and ensuring that Customer's [****] meets such [****]. Customer and Customer's [****] will have total responsibility for the [****] of any of Customer's [****]. Boeing will not perform the functions and obligations described in Section 1.2 above or the [****] functions described in Attachment B for Customer's [****].
2.2.2    The [****] of any Customer's [****] or the lack of any [****] will not be a valid condition for Customer's [****] at the time of Aircraft delivery.
2.2.3    Boeing has no [****] to support Customer's [****]. Boeing will only [****] if, in Boeing's reasonable opinion, such [****] is necessary to [****] on the Aircraft.
2.2.4    Boeing will not be responsible for obtaining FAA certification for [****].
3.    Changes.
3.1    After Customer’s acceptance of this Letter Agreement, any [****] between Customer and the [****]; provided, however, that such [****] of Boeing. Any Customer [****] to the [****] after execution of this Letter Agreement shall be made in writing directly to Boeing [****]. Any such [****] of the Purchase Agreement. Any [****] resulting from such [****] between Customer and [****]. Notwithstanding the foregoing, Customer may [****] at any time. Boeing shall [****] by Customer in a [****].
3.2    Boeing and Customer recognize that the [****] nature of the [****] or the Aircraft in order to ensure (i) [****] with the Aircraft and all [****], and (ii) [****] of the Aircraft with the [****] therein. In such event, Boeing will notify Customer and [****]. If, within [****] as may be mutually agreed in writing) after such notification, Customer and Boeing [****] or an alternate course of action, then the [****] to Boeing in Section  6 shall apply.
3.3    The [****] contained in Attachment A to this Letter Agreement.

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3.4    If Boeing [****] pursuant to Section 3.1, Customer may [****] of the Aircraft. Customer will [****] and Boeing will in [****], in accordance with Section 3.1, taking into consideration the [****] to Customer. Boeing and Customer will [****] in the Aircraft, if such [****].
3.5    Boeing's [****] of the Aircraft as it relates to [****] as described in Attachment A, as Attachment A may be amended from time to time.
4.    Supplier Defaults.
4.1    Boeing and Customer agree to follow the sequential steps identified in this Section 4 to [****]:
4.1.1    Boeing shall [****] with Boeing.
4.1.2    Within [****], Boeing and Customer shall [****] or other course of action.
4.2    If Boeing and Customer are [****] on an alternate [****] or course of action within such time, the [****] to Boeing in Section 6 shall apply.
5.    Exhibits B and C to the AGTA.
[****] is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.
6.    Boeing [****].
6.1    If Customer [****] as provided in this Letter Agreement or if [****] (for any reason [****] under the purchase order terms) to [****], then, in addition to [****], Boeing will
6.2    [****] and
6.2.1    if the [****] to Section 5.1 of the Exhibit A to the AGTA entitled “Buyer Furnished Equipment Provisions Document” (AGTA Exhibit A BFE Provisions Document), then the provisions of Article 7, "Excusable Delay", of the AGTA apply;
6.2.2    if the [****] to Section 5.2 of the AGTA Exhibit A BFE Provisions Document, then Boeing will [****];
6.3    [****]; and/or

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6.4    [****] of Boeing's [****], including but not limited to, (i) [****] by Boeing, (ii) any [****] in accordance with [****] as established by Boeing and agreed to by the [****] and (iii) [****]; [****] from any applicable [****].
6.5    Boeing will use [****] described in Section 6.4. Notwithstanding the last clause of 6.4, Boeing has no [****].
6.6    If Boeing [****] set forth herein, then any [****] of the Aircraft, to the [****], will be the [****] of Boeing.
7.    Customer's Right to [****].
7.1    The [****] identified in Sections 1.1, 1.2 and 3 and Attachment B are defined as the “[****]”.
7.2    1st Round [****]. Boeing and Customer will each [****] requirements with a [****] the Aircraft to achieve proper [****] at the time of delivery of the Aircraft. Such goal is defined as the “[****]”. If after a [****], then Boeing and Customer will [****] in order to achieve the [****].
7.3    2nd Round [****]. Boeing and Customer will [****] identified pursuant to Section 7.2. If after a [****], commencing with the [****], then Boeing and Customer will [****]. Boeing will [****] in order to achieve the [****].
7.4    Applicability of [****]. If the [****] after completing the steps described in Sections 7.2 and 7.3 above, then Boeing and Customer will [****] provided in Section 5 of Letter Agreement 6-1162-TRW-0670R1 entitled “Miscellaneous Commitments for Model 787 Aircraft”.
8.    [****].
8.1    Estimated [****]. An estimated [****] by Boeing will be included in the Aircraft [****] to establish the [****] for each Aircraft. The estimated [****] on each Aircraft will be reflected on Table 1(R4),Table 2(R1) and Table 3(R1), as amended, supplemented or otherwise modified, including pursuant to SA-6 and subject to [****] of the applicable aircraft.
8.2    Aircraft [****]. The Aircraft [****] will include the [****] and any associated [****] Boeing by [****] or otherwise [****] by Boeing.
9.    Customer's [****] of Boeing.

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9.1    Customer will [****]that Customer [****] into [****] following the effective date of Supplemental Agreement No. 5 (SA-5) an [****] in substantially the following form:
[****]
9.2    With respect to [****] that Customer has [****] prior to the effective date of SA-5, Customer will [****] or applicable law) any [****] Customer has obtained from such [****].
9.3    With respect to [****] that Customer [****] following the effective date of SA-5 that [****] contemplated by Section 9.1 above, Customer will [****] or applicable law) any [****] that Customer has [****].
10.    Title and Risk of Loss.
[****] will remain with Boeing until the Aircraft [****] to Customer. [****] will remain with the entity that is in [****] prior to Aircraft delivery.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
10. Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Purchase Agreement. Subject to the terms and conditions of Letter Agreement 6‑1162-TRW-0673R1 entitled “Confidentiality”, either party may disclose the information contained herein without the consent of the other party when and to the extent required by any law applicable to such party or by a Governmental Authority.

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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207
________________________________________________________________________________________________________________________________________________________________

Very truly yours,

THE BOEING COMPANY

By	/s/ The Boeing Company

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 20, 2019

AMERICAN AIRLINES, INC.

By	/s/ American Airlines, Inc.

Its	VP and Treasurer

Attachments

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Attachment A
[****]

The following [****] describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be [****]. Each such [****] is fully described in [****] as described in Exhibit A2(R5) to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all [****] listed below or any post SA-12 [****] by Boeing that are [****] by the Customer.
Option Request Number and Title

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

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Attachment B
[****]
This Attachment B describes the functions that Boeing will [****] to support (i) the [****] and (ii) the [****] on the Aircraft.
1.    [****].
Boeing will [****] the following functions [****]. Boeing will have [****] which, in Boeing's reasonable opinion, [****]. Boeing will be [****] for:

(i)	[****];

(ii)	[****];

(iii)	[****];

(iv)	[****];

(v)	[****];

(vi)	[****];

(vii)	[****]; and

(viii)	[****]
2.    [****].
Boeing's [****] will include the functions of [****]. As [****], Boeing will perform the following functions:

(i)	as required, [****];

(ii)	[****] Boeing, Customer and [****]; and

(iii)	[****].
3.    [****].

(i)	Boeing will [****].

(ii)	The [****] and Boeing, as determined by Boeing.

(iii)	The [****].

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